SUPPLEMENT TO THE
FIDELITY ADVISOR FUNDS
CLASS A, CLASS T, AND CLASS B
PROSPECTUS
DATED AUGUST 30, 1996
   The following information supplements the "FMR and Its Affiliates" discussion found in the "The Funds in Detail" section beginning on page 28. As of July 31, 1996, approximately 53.67% of California Municipal Income's total outstanding shares and 31.23% of New York Municipal Income's total outstanding shares were held by FMR Corp. Mr. Edward C. Johnson 3d, President and Trustee of each fund, is a member of a family group which, by virtue of its owning approximately 49% of the voting securities of FMR Corp., may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp. Therefore, based on his membership in this group, Mr. Edward C. Johnson 3d may be deemed to be a beneficial owner of these shares of California Municipal Income and New York Municipal Income, respectively.